UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 17, 2006

Kansas City Southern
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street, Kansas City, Missouri		64105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-983-1303

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As discussed in the press released attached hereto as Exhibit 99.1 and incorporated in this Item 4.02 by reference, on March 14, 2006, the management of Kansas City Southern ("KCS" or the "Company") concluded that the Company's deferred tax liability balance at December 31, 2002 and subsequent dates was understated by approximately $8 million. Management has also concluded that the errors had no material impact on earnings as reported in the annual periods ended December 31, 2003, 2004 and 2005. The error was identified during the Company's closing process for the 2005 fiscal year. The Company expects that its consolidated financial statements to be included in its Annual Report on Form 10-K for the year ended December 31, 2005, will include an adjustment to its previously presented consolidated balance sheets to reflect reductions of its retained earnings at December 31, 2002, and subsequent periods of approximately $8 million, with corresponding increases in its deferred income taxes payable as of those dates. The Company's management and the Audit Committee have discussed these matter with the Company's independent registered public accounting firm, KPMG, LLP.

Item 8.01 Other Events.

Kansas City Southern ("KCS" or the "Company") is furnishing under Item 8.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS press release dated March 17, 2006, announcing that KCS has filed a Notification of Late Filing, on Form 12b-25, with the Securities and Exchange Commission with respect to the late filing of its Annual Report on Form 10-K for the year ended December 31, 2005.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Press Release issued by Kansas City Southern, dated March 17, 2006, entitled "KCS Announces Adjustment for Pre-2003 Deferred Tax Balance Error; No Effect on Earnings in Intervening Years" is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

March 17, 2006	By:	/s/ James S. Brook

Name: James S. Brook
Title: Vice President and Comptroller (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Kansas City Southern, dated March 17, 2006, entitled "KCS Announces Delay in Filing of Form 10-K and Adjustment for Pre-2003 Deferred Tax Balance Error; No Effect on Earnings in Intervening Years" is attached hereto as Exhibit 99.1.